DERIVATIVE LIABILITIES	12 Months Ended
Jun. 26, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Note 16. DERIVATIVE LIABILITIES

16. DERIVATIVE LIABILITIES

During the year ended June 26, 2021, the Company issued the 50,000,000 warrants related to a private placement. The exercise price of the warrants is denominated in Canadian dollars. Upon the analysis of the warrants issued under ASC 815, the Company determined that the warrants are to be accounted as derivative liabilities. See “Note 20 - Shareholders’ Equity – Private Placements” for further information.

The following are the warrants issued related to the bought deals that were accounted for as derivative liabilities:

	Number of Warrants

September Bought Deal Equity Financing	7,840,909	(2)(4)
December Bought Deal Equity Financing	13,640,000	(3)(4)
March 2021 Private Placement	50,000,000	(1)

	71,480,909

(1)	During the year ended June 26, 2021, the Company issued 50,000,000 warrants for Subordinate Voting Shares with an exercise price of C$0.50 per warrant and an expiration date of March 27, 2024. The exercise price of the warrants was denominated in a price other than the Company’s functional currency. In accordance with ASC 815, a share warrant denominated in a price other than the functional currency of the Company fails to meet the definition of equity. Accordingly, such a contract or instrument would be accounted for as derivative liabilities and measured at fair value with changes in fair value recognized in the Consolidated Statements of Operations.
(2)	On September 27, 2018, the Company completed a bought deal financing (the “September Offering”) of 15,681,818 units (the “September Units”) at a price of C$5.50 per September Unit (the “September Issue Price”). Each September Unit consisted of one Subordinate Voting Share and one-half of one share purchase warrant of the Company (each whole share purchase warrant, a “September Warrant”). Each September Warrant entitles the holder to acquire, one Subordinate Voting Share at an exercise price of C$6.87 for a period of 36 months following the closing of the September Offering.
(3)	On December 5, 2018, the Company completed a bought deal financing (the “December Offering”) of 13,640,000 units (the “December Units”) at a price of C$5.50 per December Unit (the “December Issue Price”). Each December Unit consisted of one Subordinate Voting Share and one share purchase warrant of the Company (“December Warrant”). Each December Warrant entitles the holder thereof to acquire one Subordinate Voting Share at an exercise price of C$6.87 until September 27, 2021.
(4)	Measured based on Level 1 inputs on the fair value hierarchy since there are quoted prices in active markets for these warrants. The Company used the closing price of the publicly-traded warrants to estimate fair value of the derivative liability at issuance and at each reporting date.

A reconciliation of the beginning and ending balance of derivative liabilities and change in fair value of derivative liabilities for the years ended June 26, 2021 and June 27, 2020 is as follows:

	2021	2020

Balance at Beginning of Year	$546,076	$9,343,485

Initial Recognition of Derivative Liabilities	7,228,211	-
Change in Fair Value of Derivative Liabilities	(838,767)	(8,797,409)

Balance at End of Year	$6,935,520	$546,076

The fair value of the September and December bought deal warrants was measured based on Level 1 inputs on the fair value hierarchy since there are quoted prices in active markets for these warrants. The Company used the closing price of the publicly-traded warrants at the time of grant to estimate fair value of the derivative liability. The fair value of the March 2021 private placement warrants was measured based on Level 3 inputs on the fair value hierarchy using the Black-Scholes Option pricing model using the following variables:

Expected Stock Price Volatility	90.01%
Risk-Free Annual Interest Rate	0.06%
Expected Life	1.00
Share Price	0.33
Exercise Price	0.40